DO NOT DESTROY THIS NOTE: When paid, this note, with Deed of Trust securing same, must be surrendered to Trustee for cancellation before reconveyance will be made.

       NOTE SECURED BY DEED OF TRUST
      (INSTALLMENT-INTEREST INCLUDED)

                 148,000.00
          Palm Desert, California
             February 4, 2000

In installments as herein stated, for value received. I/we jointly and severally promise to pay to MICHAEL BLOCHER AND SHARON LYNN BLOCHER, OR
THEIR SUCCESSOR(S), TRUSTEES PURSUANT TO A
REVOCABLE TRUST AGREEMENT DATED AUGUST 29, 1980, AS
AMENDED or order, at SAN LUIS OBISPO, CALIFORNIA

The sum of ONE HUNDRED FORTY-EIGHT THOUSAND AND NO
DOLLARS,

with interest from February 15, 2000 on unpaid principal at the rate of 8.000 per cent per annum;
principal and interest payable in installments of ONE THOUSAND TWO HUNDRED THIRTY-SEVEN AND 93/100
($1 237.93) DOLLARS,

or more on the SAME day of each EACH month,
beginning on the	15th day of March 2000, and
continuing until February 15, 2010, AT WHICH TIME
ALL UNPAID SUMS OF PRINCIPAL AND ANY ACCRUED
INTEREST WILL IMMEDIATELY BECOME DUE AND PAYABLE.
"IN THE EVENT OF SALE OR TRANSFER OF TITLE PTO THE
PROPERTY COVERED BY THIS DEED OF TRUST AND NOTE,
ALL SUMS SECURED HEREBY MAY, AT THE OPTION OF THE
HOLDER, BECOME IMMEDIATELY DUE AND PAYABLE"

"IN THE EVENT THAT ANY PAYMENT DUE ON THIS NOTE IS
NOT RECEIVED BY THE PAYEE WITHIN 10 DAYS FROM THE
DUE DATE, A LATE CHARGE EQUAL TO 6% OF THE PAYMENT
DUE, WILL BE CHARGED BY THE PAYEE"

Each payment shall be credited first on interest
then due and the remainder on principal; and
interest shall thereupon cease upon the principal
so credited.   Should default be made In payment of
principal or interest, the whole sum of principal and interest shall, at the option of the holder of this note, become immediately due. Principal and interest payable in lawful money of the United
Stales. In action be instituted on this note, the undersigned promises to pay such sum as the Court may adjudge as attorney's foes. This note is secured by a DEED OF TRUST to CHICAGO TITLE
COMPANY, a California corporation, as Trustee.

/s/Magellan Capital Corporation
MAGELLAN CAPITAL CORPORATION